EXHIBIT 10.31

                       FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") is executed on the date set forth on the signature pages but is made effective as of September 30, 2004, by and among ENGLOBAL CORPORATION, a Nevada corporation; ENGLOBAL CORPORATE SERVICES, INC., a Texas corporation; THERMAIRE, INC., a Texas corporation; ENGLOBAL ENGINEERING, INC., a Texas corporation; ENGLOBAL CONSTRUCTION RESOURCES, INC., a Texas corporation; ENGLOBAL SYSTEMS, INC., a Texas corporation; RPM ENGINEERING, INC., a Louisiana corporation; ENGLOBAL TECHNOLOGIES, INC., a Texas corporation; ENGLOBAL CONSTANT POWER, INC., a Texas corporation; SENFTLEBER & ASSOCIATES, L.P., a Texas limited partnership; and ENGLOBAL DESIGN GROUP, INC., a Texas corporation (collectively, "Borrower"), and COMERICA BANK ("Bank").



                                  THE RECITALS

     WHEREAS, Borrower and Bank have entered into that certain Credit Agreement dated as of July 27, 2004 (as heretofore amended, the "Original Credit Agreement"), for the purposes and consideration therein expressed, pursuant to which Bank became obligated to make loans to Borrower as therein provided; and

     WHEREAS, Borrower and Bank desire to amend the Original Credit Agreement as provided herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Bank to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                      ARTICLE I Definitions and References
                      ------------------------------------

     Section 1.1 Terms Defined in the Original Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

     "Amendment" means this First Amendment to Credit Agreement.

     "Amendment Documents" means, collectively, this Amendment and any other document required to be delivered by Borrower pursuant to Article III hereof.

     "Credit Agreement" means the Original Credit Agreement as amended hereby.

     "Original Omnibus Certificate" means the Omnibus Certificate dated July 27, 2004 executed and delivered by officers of each Borrower pursuant to the Original Credit Agreement.

               ARTICLE II Amendments to Original Credit Agreement
               --------------------------------------------------

     Section 2.1 Section 4.4(b) of the Original Credit Agreement is hereby amended by deleting the figure "18,175,000" set forth therein and substituting therefor the figure "$17,563,000".

     Section 2.2 Section 5.1 of the Original Credit Agreement is hereby deleted in its entirety, and the following is substituted in place thereof:

     "5.1 Capital Structure, Business Objects or Purpose. Except as permitted in Sections 5.6 and 5.7 hereof and in the proviso below, purchase, acquire or redeem any of its equity ownership interests, or enter into any reorganization or recapitalization or reclassify its equity ownership interests, or make any material change in its capital structure or general business objects or purpose; provided that (A) Borrower may repurchase up to 652,377 shares of its common stock for a purchase price of $0.96 per share, not to exceed $626,281.13 in the aggregate, such purchase price being payable in three annual installments of $208,760.71 each and being payable on or about the last day of December for the calendar years 2004, 2005 and 2006 and (B) Borrower may repurchase annually up to $100,000 of its common stock in connection with the Borrower's employee stock purchase plan."

     Section 2.3 Section 5.4 of the Original Credit Agreement is hereby amended by deleting the word "and" at the end of Section 5.4(c), deleting the period at the end of Section 5.4(d) and substituting therefore a semi-colon and adding to
Section 5.4 a new subsection (e) to read in its entirety as follows:

     "(e) additional unsecured Debt not otherwise described above not to exceed $2,000,000 at any one time outstanding."

     Section 2.4 Section 5.17 of the Original Credit Agreement hereby amended by deleting the figure "$1,000,000" and substituting "1,300,000" in place thereof.

     Section 2.5 The Defined Terms Addendum to the Original Credit Agreement is hereby amended by deleting the definitions of "Agreement" and "Funded Debt" and substituting therefor the following:

     "'Agreement' shall mean this Credit Agreement, including the Defined Terms Addendum and the Loan Terms, Conditions and Procedures Addendum, together with all exhibits and schedules, as amended by the First Amendment and as it may be further amended from time to time.

     "'Funded Debt' shall mean for the Borrower, as of any month-end determination date, the average total outstanding principal balance of Debt which should be classified in accordance with GAAP as "funded indebtedness" or "long term indebtedness" on the Borrower's balance sheet for the then-ended month including, without limitation, the outstanding amount of the Revolving Loans and the Letter of Credit Liabilities excluding any indebtedness incurred for the purpose of financing insurance premiums."


     Section 2.6 The Defined Terms Addendum to the Original Credit Agreement is hereby amended by adding the following definitions thereto:

     "'First Amendment' shall mean that certain First Amendment to Credit Agreement effective as of September 30, 2004 among Borrower and Bank."

                     ARTICLE III Conditions of Effectiveness
                     ---------------------------------------

     Section 3.1 Effective Date. This Amendment shall become effective as of the date first above written when and only when Bank shall have received, at Bank's office,

          (a) a duly executed counterpart of this Amendment;

          (b) a duly executed counterpart of the No Oral Agreements of even date herewith;

          (c) a duly executed certificate of the chief financial officer and secretary of Borrower certifying that (i) resolutions of its board of directors attached to the Original Omnibus Certificate authorizing the execution, delivery, and performance of this Amendment and identifying the officers authorized to sign such instrument are in full force and effect and (ii) the specimen signatures of the officers so authorized which were attached to the Original Omnibus Certificate are true and correct; and

          (d) each other document to be executed and delivered by Borrower pursuant hereto or thereto.

                    ARTICLE IV Representations and Warranties
                    -----------------------------------------

     Section 4.1 Representations and Warranties of Borrower. In order to induce Bank to enter into this Amendment, Borrower represents and warrants to Bank that:

          (a) The representations and warranties contained in Section 3 of the Original Credit Agreement are true and correct at and as of the time of the effectiveness hereof;

          (b) Borrower is duly authorized to execute and deliver this Amendment and the other Amendment Documents and is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of Borrower hereunder and thereunder;

          (c) The execution and delivery by Borrower of this Amendment and the other Amendment Documents, the performance by Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or the bylaws or partnership agreement of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment and the other Amendment Documents or to consummate the transactions contemplated hereby and thereby;

          (d) When duly executed and delivered, each of this Amendment and the other Amendment Documents will be a legal and binding instrument and agreement of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally; and

          (e) No material adverse change has occurred in the financial condition or businesses or in the consolidated financial condition or businesses of Borrower since the date of the most recently delivered financial statements.

                             ARTICLE V Miscellaneous
                             -----------------------

     Section 5.1 Ratification of Agreement. The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     Section 5.2 Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Indebtedness is paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to Bank shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

     Section 5.3 Loan Documents. This Amendment and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

     Section 5.4 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 5.5 Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be duly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                     [REMAINDER OF PAGE INTENTIONALLY BLANK]
                     ---------------------------------------

     IN WITNESS WHEREOF, this Amendment is executed as of January ___, 2005 to be effective as of the date first above written.

                                          BORROWER:

                                          ENGLOBAL CORPORATION,
                                          a Nevada corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          ENGLOBAL CORPORATE SERVICES, INC.,
                                          a Texas corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          THERMAIRE, INC., a Texas corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          ENGLOBAL ENGINEERING, INC.,
                                          a Texas corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer

                                          ENGLOBAL CONSTRUCTION
                                          RESOURCES, INC., a Texas corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          ENGLOBAL SYSTEMS, INC.,
                                          a Texas corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          RPM ENGINEERING, INC.,
                                          a Louisiana corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          ENGLOBAL TECHNOLOGIES, INC.,
                                          a Texas corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          ENGLOBAL CONSTANT POWER, INC.,
                                          a Texas corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer

                                          SENFTLEBER & ASSOCIATES, L.P.,
                                          a Texas limited partnership

                                          By: ENGlobal Design Group, Inc.,
                                          a Texas corporation, its general
                                          partner


                                          By:
                                          --------------------------------------
                                          R.W. Raiford, Chief Financial Officer
                                          and Treasurer


                                          ENGLOBAL DESIGN GROUP, INC.,
                                          a Texas corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          BANK:

                                          COMERICA BANK


                                          By:
                                          --------------------------------------
                                          James R. McNutt, Sr. Vice President